SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 12, 2000


                          21st Century Holding Company
                          ----------------------------
             (Exact name of registrant as specified in its charter)


        Florida                       000-25001                   65-024886
        -------                       ---------                   ---------
    State or other                   (Commission                (IRS Employer
    jurisdiction of                 File Number)             Identification No.)
    incorporation)


     4161 NW 5th Street, Plantation, Florida                       33317
     ---------------------------------------                    -----------
     (Address of principal executive offices)                   (Zip Code)



        Registrant's telephone number, including area code (954) 581-9993
                                                           --------------

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Item 4.           Changes in Registrant's Certifying Accountants
                  ----------------------------------------------

         On May 12, 2000, the Board of Directors of 21st Century Holding Company (the "Company") recommended and approved the replacement of its principal accountants, KPMG LLP ("KPMG"). Also, on May 12, 2000, the Board of Directors recommended and approved the replacement firm of McKean, Paul, Chrycy, Fletcher and Co. ("McKean") as its independent auditors, effective May 12, 2000.

         The audit reports of KPMG on our financial statements for the last two years did not contain a qualified, adverse or disclaimed opinion.

         During the last two years and subsequent interim periods preceding this change, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of such disagreements in connection with issuing their reports. Also, no reportable events, within the meaning of
Item 304(a)(1)(v) of Regulation S-K, has occurred during the two most recently completed years and subsequent interim periods, preceding this change.

         The Company has provided KPMG with these disclosures, and has requested that they furnish the Company with a letter, addressed to the Securities and Exchange Commission (the "Commission"), stating whether or not they agree with the statements contained herein. That letter dated May 18, 2000, is included in this report as Exhibit 16.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

         (a)      None
         (b)      None
         (c)      Exhibits

                  Exhibit 16.1 Letter addressed to the Securities and Exchange
                               Commission from KPMG LLP.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    21st CENTURY HOLDING COMPANY

Date:     May 18, 2000          By: /s/ Edward J. Lawson
                                    --------------------------------------------
                                    Edward J. Lawson, President
                                    and Chief Executive Officer
                                    (Principal Executive Officer)

Date:     May 18, 2000          By: /s/ Samuel A. Milne
                                    --------------------------------------------
                                    Samuel A. Milne
                                    Chief Financial Officer
                                    (Principal Accounting and Financial Officer)